VALOR GOLD CORP.
(FORMERLY FELAFEL CORP.)
PRO FORMA COMBINED FINANCIAL INFORMATION
(UNAUDITED)

VALOR GOLD CORP.
(FORMERLY FELAFEL CORP.)

Index to Unaudited Pro Forma Combined Financial Information

Pages

Unaudited Pro Forma Combined Balance Sheets	2

Unaudited Pro Forma Combined Statements of Operations	3

Notes to Unaudited Pro Forma Combined Financial Information	4

VALOR GOLD CORP.
(FORMERLY FELAFEL CORP.)
(A Development Stage Company)
UNAUDITED PRO FORMA COMBINED BALANCE SHEETS

	Valor Gold Corp.
	(formerly Felafel Corp.)	Red Battle Corp.
	(A Development Stage Company)	(An Exploration Stage Company)

	March 31,	March 31,
	2012	2012		Pro Forma Adjustments			Pro Forma
	Historical	Historical		Dr		Cr.	Balances
ASSETS	( see Note)	( see Note)					(Unaudited)

CURRENT ASSETS:
Cash	$3,073	$7,800	( d )	$3,800,000	( a ) (f)	$3,360,000	$450,873
Prepaid expenses	-	27,944		-		-	27,944
Due from related parties	-	689,705		-		-	689,705

Total Current Assets	3,073	725,449		3,800,000		3,360,000	1,168,522

Deposits	-	56,000	( e )			-	56,000

Total Assets	$3,073	$781,449		$3,800,000		$3,360,000	$1,224,522

LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$6,821	$582		$-		$-	$7,403
Note payable	-	-		-	( a )	500,000	500,000

Total Liabilities	6,821	582		-		500,000	507,403

STOCKHOLDERS' (DEFICIT) EQUITY :

Preferred stock $.0001 par value; 50,000,000 shares authorized; Convertible Series A Preferred stock ($.0001 Par Value; 5,000,000 shares authorized; none issued and outstanding prior to merger; 5,000,000 issued and outstanding after the merger)	-	-		-	( d )	500	500
Common stock ($.0001 par value; 200,000,000 shares authorized; 77,500,002 shares issued and outstanding prior to merger; $0.0001 par value; 200,000,000 shares authorized; 64,700,002 issued and outstanding after the merger)	7,750	-	( b )	5,250	( a ) ( d ) (e) (f)	3,970	6,470
Additional paid-in capital	52,634	2,000,030	( b ) ( c )	2,566,632	( b ) ( d ) ( e ) (f)	6,283,280	5,769,312
Accumulated deficit	(64,132)	(1,219,163)	( e )	3,840,000	( c )	64,132	(5,059,163)

Total Stockholders' (Deficit) Equity	(3,748)	780,867		6,411,882		6,351,882	717,119

Total Liabilities and Stockholders' (Deficit) Equity	$3,073	$781,449		$6,411,882		$6,851,882	$1,224,522

See accompanying notes to unaudited pro forma combined financial statements.

VALOR GOLD CORP.
(FORMERLY FELAFEL CORP.)
(A Development Stage Company)
UNAUDITED PRO FORMA COMBINED BALANCE SHEETS

	Valor Gold Corp.
	(formerly Felafel Corp.)	Red Battle Corp.
	(A Development Stage Company)	(An Exploration Stage Company)

	For the Three Months	For the Three Months
	Ended March 31, 2012	Ended March 31, 2012		Pro Forma Adjustments		Pro Forma
	Historical	Historical		Dr	Cr.	Balances
	( see Note)	( see Note)				(Unaudited)

Net revenues	$85,000	$-		$-	$-	$85,000

Operating expenses:
Exploration cost	-	51,585		-	-	51,585
Compensation	-	38,443	( e ) ( f )	2,480,000	-	2,518,443
Consulting	-	-	( f )	1,360,000	-	1,360,000
General and administrative expenses	14,707	9,352		-	-	24,059

Total operating expenses	14,707	99,380		3,840,000	-	3,954,087

Income (loss) from operations	70,293	(99,380)		(3,840,000)	-	(3,869,087)

Income (loss) before income taxes	70,293	(99,380)		(3,840,000)	-	(3,869,087)

Provision for income taxes	-	-		-	-	-

Net income (loss)	$70,293	$(99,380)		$(3,840,000)	$-	$(3,869,087)

Net income (loss) per common share:
Basic and Diluted	$0.00					$(0.06)

Weighted avergae shares outstanding:
Basic and Diluted	77,499,998					64,700,002

See accompanying notes to unaudited pro forma combined financial statements.

VALOR GOLD CORP.
(FORMERLY FELAFEL CORP.)
Notes to Unaudited Pro Forma Combined Financial Information

The following unaudited pro forma combined financial information is presented to illustrate the estimated effects of our merger with Red Battle Corp. (“Red Battle”), a Delaware corporation.

On March 27, 2012, we filed an Amended and Restated Certificate of Incorporation in order to change our name to Valor Gold Corp. from Felafel Corp. (the “Company”), and to increase our authorized capital stock from 200,000,000 shares to 250,000,000 shares, which shall be divided into two classes as follows: 200,000,000 shares of Common Stock, par value $0.0001 per share, and 50,000,000 shares of “blank check” preferred stock, par value $0.0001 per share. Also on March 27, 2012, our board of directors authorized a 7.5 for one forward split of our outstanding common stock in the form of a dividend, whereby an additional 6.5 shares of common stock were issued for each one share of common stock held by each shareholder of record April 9, 2012. On May 17, 2012, we filed a certificate of designation of preferences, rights and limitations of Series A Convertible Preferred Stock designating and authorizing the issuance of 5,000,000 shares of Series A Convertible Preferred Stock (the “Series A Preferred Stock”).

On May 24, 2012 we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with (i) Red Battle, a Delaware corporation and  the owner of all of the outstanding membership interests of each of Arttor Gold LLC (“Arttor Gold”), a Nevada limited liability company, and Noble Effort Gold LLC (“Noble Effort”), a Nevada limited liability company, (ii) Pershing Gold Corporation (“Pershing”), a Nevada corporation and owner of all of the outstanding capital stock of Red Battle, and (iii) Valor Gold Acquisition Corp., our newly formed, wholly-owned Delaware subsidiary (“Acquisition Sub”). Upon closing of the transaction contemplated under the Merger Agreement (the “Merger”), Acquisition Sub merged with and into Red Battle, and Red Battle, as the surviving corporation, became a wholly-owned subsidiary of the Company.  As a result of the Merger, the Company acquired certain business and operations from Pershing primarily consisting of junior gold exploration mining claims and related rights held by Arttor Gold and Noble Effort and changed its business to a junior gold exploration company.

Pursuant to the terms and conditions of the Merger Agreement:

•
At the effective time of the Merger, all of the issued and outstanding shares of capital stock of Red Battle immediately prior to the effective time of the Merger were cancelled and the holder thereof (Pershing) became entitled to the right to receive the following: (i) $2,000,000 in cash (the “Cash Consideration”), (ii) a 5% promissory note in the principal amount of $500,000 due 18 months following the issuance date (the “Note”) and (iii) 25,000,000 shares of our common stock (the “Stock Consideration”, and, together with the Cash Consideration and the Note, the “Merger Consideration”).  As further consideration for the Merger, (i) Arthur Leger entered into an NSR Agreement with Pershing Royalty Company, the wholly owned subsidiary of Pershing granting Pershing Royalty Company a 1% royalty on certain claims, as further described below ; (ii) Mr. Leger agreed to cancel 1,750,000 shares of Pershing’s common stock held by Mr. Leger prior to the Merger; and (iii) Mr. Leger agreed to waive certain royalty payments under the terms of the Lease Agreements with Arttor Gold related to the Red Rocks and North Battle Prospect Claims (as further described herein).

•
Upon the closing of the Merger, we appointed Arthur Leger, David Rector and Oliver-Barret Lindsay as directors of the Company.  In addition, Arthur Leger was appointed as the Company’s new Chief Executive Officer, President, Chief Financial Officer, Treasurer and Secretary.  We issued 4,000,000 shares of Common Stock to Mr. Leger, 2,000,000 which shall vest immediately, 1,000,000 which shall vest upon the discovery of 500,000 ounces of gold on the Company’s properties and the remaining 1,000,000 which shall vest on the discovery of an additional 500,000 ounces of gold on the Company’s properties.  We issued 5,000,000 shares of Common Stock to Mr. Rector, 3,000,000 of which shall vest immediately, 1,000,000 which shall vest upon the discovery of 500,000 ounces of gold on the Company’s properties and the remaining 1,000,000 shall vest on the discovery of an additional 500,000 ounces of gold on the Company’s properties.  We issued 100,000 shares of Common Stock and options to purchase 400,000 shares of Common Stock to Mr. Lindsay.  The shares of Common Stock issued to Mr. Lindsay shall vest immediately and, commencing six months from the date of issuance, one fourth of the options shall vest every six months provided that Mr. Lindsay remains on our board of directors.  The shares issued to Mr. Leger and Mr. Rector are subject to standard clawback rights relating to restatements of financial results, as promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, certain “fiduciary clawbacks”  in the event, among other things, there is a material breach of Company policy or procedures and certain “disclosure clawbacks, in the event any factual information furnished by or on behalf Mr. Leger or Mr. Rector, as the case may be, relating to the Red Rock and North Battle properties is deemed to not be materially true or accurate.

•
Upon the closing of the Merger, Idan Karako resigned as our President, Chief Executive Officer, Chief Financial Officer, Treasurer and Director and Viktorija Eglinskaite-Dijokiene resigned as our Secretary and Director.

•
Under to the terms of an Agreement of Conveyance, Transfer and Assignment of Assets and Assumption of Obligations (the “Conveyance Agreement”), we transferred all of our pre-Merger assets and liabilities to our newly formed wholly-owned subsidiary, Felafel Holdings, Inc. (“SplitCo”). Thereafter, pursuant to a stock purchase agreement (the “Stock Purchase Agreement”), we transferred all of the outstanding capital stock of SplitCo to certain of our former shareholders in exchange for the cancellation of 52,500,000 shares of our Common Stock that they owned (the “Split-Off”), with 25,000,002 shares of our Common Stock held by persons who acquired such shares prior to the Merger remaining outstanding.  These 25,000,002 shares constitute our “public float” and are our only shares of registered Common Stock and accordingly are our only shares available for resale without further registration or under an applicable exemption from registration.

Contemporaneously with the closing of the Merger, the Company raised a total of $3,800,000 pursuant to an offering (the “Private Placement”) to accredited investors of 4,500,000 shares of Common Stock at $0.40 per share and 5,000,000 shares of Series A Preferred Stock at $0.40 per share.

Contemporaneously with the closing of the Merger, the Company and  DRC Partners LLC entered into an agreement  pursuant to which the consultant agreed to provide investor relations services to the Company for consideration consisting of a (i) one-time fee of $10,000 and (ii) 100,000 shares of Common Stock per month.   Additionally, the Company and Interactive Investors, Inc. entered into an agreement pursuant to which the consultant agreed to provide investor relations services to the Company for consideration consisting of (i) a one- time fee of $1,350,000 and (ii) 1,000,000 shares of the Company’s Common Stock.

The unaudited pro forma combined financial information assumes the Merger Agreement was consummated as of March 31, 2012. The financial statements of the Company included in the following unaudited pro forma combined financial information are derived from the unaudited financial statements of the Company for the period ended March 31, 2012 contained on Form 10-Q as filed with the Securities and Exchange Commission. The financial statements of Arttor Gold and Noble Effort which are the wholly owned subsidiaries of Red Battle, included in the following unaudited pro forma combined financial information are derived from the unaudited  financial statements of Arttor Gold and Noble Effort for the period ended March 31, 2012 contained elsewhere in this Form 8-K. The unaudited pro forma combined balance sheet is prepared as though the transactions occurred at the close of business on March 31, 2012. The pro forma combined statement of operations gives effect to the transactions as though they occurred on January 1, 2012.

The information presented in the unaudited pro forma combined financial information does not purport to represent what our financial position would have been had the Merger Agreement occurred as of the dates indicated, nor is it indicative of our future financial position for any period. You should not rely on this information as being indicative of the historical results that would have been achieved had the companies always been consolidated or the future results that the consolidated company will experience after the Exchange Transaction.

The pro forma adjustments are based upon available information and certain assumptions that the Company believes is reasonable under the circumstances. The unaudited pro forma combined financial information should be read in conjunction with the historical financial statements and related notes of the Company.

Unaudited pro forma adjustments reflect the following transaction:

a)
Additional paid in capital	2,502,500
Common stock, at par		2,500
Note payable		500,000
Cash		2,000,000
To reflect the issuance of 25,000,000 shares of common stock, the issuance of $500,000 note payable and cash consideration of $2,000,000 in connection with the Merger Agreement.

b)
Common stock, at par	5,250
Additional Paid-in Capital		5,250
To reflect the cancellation of 52,500,000 shares of common stock in connection with the Conveyance Agreement.

c)
Additional paid in capital	64,132
Accumulated deficit		64,132
To recapitalize for the Merger Agreement (or Reverse Merger).

d)
Cash	3,800,000
Additional paid in capital		3,799,050
Preferred stock, at par		500
Common stock, at par		450
To reflect the issuance of 4,500,000 shares of Common Stock at $0.40 per share and 5,000,000 shares of Series A Preferred Stock at $0.40 per share to investors in connection with a private placement for a total gross proceeds of $3,800,000 which simultaneously occurred with the Merger Agreement.

e)
Stock-based compensation	2,040,000
Additional paid in capital		2,039,090
Common stock, at par		910
To reflect issuance of 4,000,000 shares of Common Stock to Mr. Leger, 2,000,000 which shall vest immediately, 1,000,000 which shall vest upon the discovery of 500,000 ounces of gold on the Company’s properties and the remaining 1,000,000 which shall vest on the discovery of an additional 500,000 ounces of gold on the Company’s properties.  We issued 5,000,000 shares of Common Stock to Mr. Rector, 3,000,000 of which shall vest immediately, 1,000,000 which shall vest upon the discovery of 500,000 ounces of gold on the Company’s properties and the remaining 1,000,000 shall vest on the discovery of an additional 500,000 ounces of gold on the Company’s properties.  We also issued 100,000 shares of Common Stock and options to purchase 400,000 shares of Common Stock to Mr. Lindsay.  The shares of Common Stock issued to Mr. Lindsay shall vest immediately and, commencing six months from the date of issuance, one fourth of the options shall vest every six months provided that Mr. Lindsay remains on our board of directors.  These shares were valued on the grant date at approximately $0.40 per share based on the recent selling price of the Company’s common stock at a private placement and immediately recorded the 5,100,000 vested shares of Common stock as stock-based compensation on the date of the Merger.

f)
Stock-based consulting	440,000
Consulting expense	1,360,000
Cash		1,360,000
Additional paid in capital		439,890
Common stock, at par		110
To reflect the transactions entered into with two consultants. Contemporaneously with the closing of the Merger, the Company and  DRC Partners LLC entered into an agreement pursuant to which the consultant agreed to provide investor relations services to the Company for consideration consisting of a (i) one-time fee of $10,000 and (ii) 100,000 shares of Common Stock per month.   Additionally, the Company and Interactive Investors, Inc. entered into an agreement pursuant to which the consultant agreed to provide investor relations services to the Company for consideration consisting of (i) a one- time fee of $1,350,000 and (ii) 1,000,000 shares of the Company’s Common Stock.